                       Cut or tear along perforated edge.
--------------------------------------------------------------------------------

                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                     1900 GULF STREET, LAMAR, MO 64759-1899
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                      SPECIAL MEETING ON NOVEMBER 22, 1999

    The undersigned stockholder of O'Sullivan Industries Holdings, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement. The undersigned hereby appoints RICHARD D. DAVIDSON and TYRONE E. RIEGEL, or either of them, as proxies, each with the power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of O'Sullivan to be held on November 22, 1999, at 8:30 A.M., C.S.T., and at any adjournments or postponements of the Special Meeting, and to vote on the matter set forth on the reverse side all shares of Common Stock, par value $1.00 per share, of O'Sullivan which the undersigned would be entitled to vote if the undersigned was personally present at the Special Meeting.

    THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER AND THE TRANSACTION CONTEMPLATED BY THAT AGREEMENT.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.

    ATTACHED BELOW IS A PROXY CARD FOR THE SPECIAL MEETING OF STOCKHOLDERS OF O'SULLIVAN TO BE HELD ON NOVEMBER 22, 1999. PLEASE DETACH THE PROXY CARD AND MARK THE BOX TO INDICATE HOW YOUR SHARES SHOULD BE VOTED. SIGN AND RETURN YOUR PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

    REGARDLESS OF WHETHER YOU PLAN TO ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS ON NOVEMBER 22, 1999, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY RETURNING YOUR PROXY PROMPTLY.

                                  DETACH HERE
--------------------------------------------------------------------------------

Please mark as in this example /X/

             FOR / /             AGAINST / /             ABSTAIN / /

    The Board of Directors of O'Sullivan recommend that you vote in favor of the approval and adoption of the Amended and Restated Agreement and Plan of Merger and the transactions contemplated by that agreement, as more fully described in the Proxy Statement for the Special Meeting.

    Please Note: Any shares of common stock of O'Sullivan held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself. The beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of common stock of O'Sullivan are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.

                                             Change of Address and or
                                             Comments  Mark here / /

                                             Please date and sign as name is
                                             imprinted on this Proxy, including
                                             designation as executor, trustee,
                                             etc., if applicable. A corporation
                                             must sign its name by an authorized
                                             officer.

                                             Date:________________________, 1999

                                             ___________________________________

                                             ___________________________________

                                                   Signature or Signatures

                                             Votes MUST be indicated [X] in
                                             black or blue ink

                                             (Please sign, date and return this
                                             Proxy in the enclosed postage
                                             prepaid envelope.)

                       Cut or tear along perforated edge.
--------------------------------------------------------------------------------

                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                     1900 GULF STREET, LAMAR, MO 64759-1899
                      SPECIAL MEETING ON NOVEMBER 22, 1999
   INSTRUCTIONS TO UMB BANK, N.A. AS CUSTODIAN FOR THE O'SULLIVAN INDUSTRIES
                                 HOLDINGS, INC.
                             STOCK PURCHASE PROGRAM

    The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement. The undersigned hereby instructs you to vote (in person or by proxy) all shares of common stock, par value $1.00 per share, of O'Sullivan Industries Holdings, Inc., a Delaware corporation, held by you for my account under the aforementioned Program at the Special Meeting of Stockholders of O'Sullivan to be held on November 22, 1999, at 8:30 A.M., C.S.T., and at any adjournments or postponements of the Special Meeting, on the matter set forth on the reverse side.

    THIS INSTRUCTION WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY INSTRUCTION IS INDICATED, WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER AND THE TRANSACTION CONTEMPLATED BY THAT AGREEMENT.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.

    ATTACHED BELOW IS AN INSTRUCTION FOR THE SPECIAL MEETING OF STOCKHOLDERS OF O'SULLIVAN TO BE HELD ON NOVEMBER 22, 1999. PLEASE DETACH THE CARD AND MARK THE BOX TO INDICATE HOW YOUR SHARES SHOULD BE VOTED. SIGN AND RETURN AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

    REGARDLESS OF WHETHER YOU PLAN TO ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS ON NOVEMBER 22, 1999, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY RETURNING YOUR INSTRUCTION PROMPTLY.

                                  DETACH HERE

--------------------------------------------------------------------------------

Please mark as in this example /X/

             FOR / /             AGAINST / /             ABSTAIN / /

    The Board of Directors of O'Sullivan recommend that you vote in favor of the approval and adoption of the Amended and Restated Agreement and Plan of Merger and the transactions contemplated by that agreement, as more fully described in the Proxy Statement for the Special Meeting.

                                             Please date and sign as name is
                                             imprinted on this Instruction,
                                             including designation as executor,
                                             trustee, etc., if applicable.

                                             Date:________________________, 1999

                                             ___________________________________

                                             ___________________________________

                                                   Signature or Signatures

                                             Votes MUST be indicated [X] in
                                             black or blue ink

                                             (Please sign, date and return this
                                             Instruction in the enclosed postage
                                             prepaid envelope.)

                       Cut or tear along perforated edge.
--------------------------------------------------------------------------------

                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.
                     1900 GULF STREET, LAMAR, MO 64759-1899
                      SPECIAL MEETING ON NOVEMBER 22, 1999
   CONFIDENTIAL INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE FOR THE O'SULLIVAN
           INDUSTRIES HOLDINGS, INC. SAVINGS AND PROFIT SHARING PLAN

    The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement. The undersigned hereby instructs you to vote (in person or by proxy) all shares of Common Stock, par value $1.00 per share, of O'Sullivan Industries Holdings, Inc., a Delaware corporation, held by you for my account under the aforementioned Plan at the Special Meeting of Stockholders of O'Sullivan to be held on November 22, 1999, at 8:30 A.M., C.S.T., and at any adjournments or postponements of the Special Meeting, on the matter set forth on the reverse side.

    THIS INSTRUCTION WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY INSTRUCTION IS INDICATED, WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER AND THE TRANSACTION CONTEMPLATED BY THAT AGREEMENT.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.

    ATTACHED BELOW IS AN INSTRUCTION FOR THE SPECIAL MEETING OF STOCKHOLDERS OF O'SULLIVAN TO BE HELD ON NOVEMBER 22, 1999. PLEASE DETACH THE CARD AND MARK THE BOX TO INDICATE HOW YOUR SHARES SHOULD BE VOTED. SIGN AND RETURN AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

    REGARDLESS OF WHETHER YOU PLAN TO ATTEND OUR SPECIAL MEETING OF STOCKHOLDERS ON NOVEMBER 22, 1999, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY RETURNING YOUR INSTRUCTION PROMPTLY.

                                  DETACH HERE
--------------------------------------------------------------------------------

Please mark as in this example /X/

             FOR / /             AGAINST / /             ABSTAIN / /

    The Board of Directors of O'Sullivan recommend that you vote in favor of the approval and adoption of the Amended and Restated Agreement and Plan of Merger and the transactions contemplated by that agreement, as more fully described in the Proxy Statement for the Special Meeting.

                                             Please date and sign as name is
                                             imprinted on this Instruction,
                                             including designation as executor,
                                             trustee, etc., if applicable.

                                             Date:________________________, 1999

                                             ___________________________________

                                             ___________________________________

                                                   Signature or Signatures

                                             Votes MUST be indicated [X] in
                                             black or blue ink

                                             (Please sign, date and return this
                                             Instruction in the enclosed postage
                                             prepaid envelope.)